Exhibit 10.1.4

THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE FEDERAL ARBITRATION ACT AND IF THE FEDERAL ARBITRATION ACT IS INAPPLICABLE, THE SOUTH CAROLINA UNIFORM ARBITRATION ACT, § 15-48-10, ET. SEQ., CODE OF LAWS OF SOUTH CAROLINA (1976), AS AMENDED.

STATE OF SOUTH CAROLINA	)
COUNTY OF GREENVILLE	) NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT (“Negative Pledge”) is entered into this 9th day of December 2011, by Span-America Medical Systems, Inc. (the “Borrower”) to TD Bank, N.A., successor by merger to Carolina First Bank (the "Lender").

Statement of Purpose.  Simultaneously with the execution of this Negative Pledge, Borrower and Lender have entered into an Amended and Restated Loan Agreement (as amended, modified or restated from time to time, the “Loan Agreement”) to provide, inter alia, to Borrower a revolving line of credit loan in the amount of up to Thirteen Million and No/100 Dollars ($13,000,000.00) with a stepdown of Ten Million and No/100 Dollars ($10,000,000.00) on March 31, 2012 (the "Loan") upon the terms and conditions more particularly described therein.  As a condition precedent to the making of the Loan, Lender has required Borrower to provide the pledge, promises, and assurances more particularly set forth hereinbelow.

Agreement.  In consideration of the foregoing premises, and for other good and valuable consideration, the legal sufficiency of which are hereby acknowledged, Borrower hereby (i) represents and warrants to Lender that, as of the date hereof, it has not pledged, granted any security interests in, leased, mortgaged, collaterally assigned, abandoned or otherwise disposed outside the ordinary course of business any material part of its assets (including promissory notes and mortgages), whether consensual or otherwise, whether real or personal, except those in favor of lenders on a purchase money security interest basis or those previously released or otherwise disclosed to Lender in writing prior to the date hereof; (ii) covenants and agrees with Lender that it shall not (A) pledge, grant any security interest in, or mortgage (except for granting Permitted Liens as defined in the Loan Agreement), or (B) except in the transfer of inventory in the ordinary course of business, transfer, lease, assign, abandon or otherwise dispose of, any of its right, title, and interest in and to any material part of its assets (including promissory notes and mortgages), whether real, personal or otherwise, whether now owned or hereafter acquired to any other party, for so long as any obligations are owed to Lender in connection with the Loan or any commitment to lend shall exist under the Loan, without the prior written consent of Lender, and (iii) covenants and agrees with Lender that, upon the occurrence of an Event of Default (as defined in the Loan Agreement) under the Loan and the request of Lender, Borrower shall grant to Lender a first-priority, perfected security interest in and to all of Borrower's Accounts, Instruments, and Chattel Paper (as defined in the South Carolina Uniform Commercial Code), or if such security interest has already been granted take such steps as are commercially reasonable to perfect it in a manner senior to all other creditors other than creditors holding Permitted Liens as defined in the Loan Agreement.

Arbitration.  This Negative Pledge shall be subject to arbitration under the terms and conditions provided in the Loan Agreement.

Signature page follows

This Negative Pledge is executed to be effective as of the date first written above.

WITNESSES:	Span-America Medical Systems, Inc.

	By:	(Seal)

Its:

SIGNATURE PAGE TO NEGATIVE PLEDGE AGREEMENT

STATE OF SOUTH CAROLINA	)
	)	ACKNOWLEDGMENT
COUNTY OF GREENVILLE	)

I, the undersigned, a Notary Public, do hereby certify that Span-America Medical Systems, Inc. by ____________________ its duly authorized ___________, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and seal, this 9th day of December 2011.

(Seal)	Notary Public for South Carolina
My Commission Expires:

SIGNATURE PAGE TO NEGATIVE PLEDGE AGREEMENT